LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND

February 12, 1998

Dear Shareholder:

Your Fund has changed its name. The JPM Institutional European Equity Fund is now the J.P. Morgan Institutional European Equity Fund. When J.P. Morgan began advising mutual funds over 15 years ago, regulatory restrictions prevented us from using our name in the title of any mutual fund, which led to the JPM acronym. With the evolution of today's financial marketplace, we are now able to proudly include the full J.P. Morgan name in the title of your Fund.

In a period plagued by increased volatility in global equity markets, we are pleased to report that the J.P. Morgan Institutional European Equity Fund produced a strong return for the year ended December 31, 1997. Although the Fund underperformed its benchmark, the MSCI Europe Index, it significantly outperformed its competitors for the annual period (as measured by the Lipper European Region Funds Average). The Fund returned 22.27% for the year, versus 23.80% for its benchmark, and 15.78% for the Lipper Average.

The Fund's net asset value increased from $11.56 per share at the beginning of the year to $12.56 by December 31, 1997, after making distributions of approximately $0.17 from ordinary income, approximately $0.40 from short-term capital gains and approximately $0.98 from long-term capital gains of which $0.68 represents distributions of 20% rate gains. The Fund's net assets were approximately $10.2 million at the end of the reporting period. The net assets of The European Equity Portfolio, in which the Fund invests, totaled approximately $15.0 million on December 31, 1997.

In addition to the performance and allocation highlights within this report, we have also provided a portfolio manager Q&A with Nigel F. Emmett, a member of the Fund's portfolio management team. This interview is designed to address commonly asked questions regarding the Portfolio and the markets in which it invests. Nigel also discusses major decisions affecting the Portfolio during the fiscal year just past, as well as an outlook and strategy for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
     TABLE OF CONTENTS

     LETTER TO THE SHAREHOLDERS. . . 1     FUND FACTS AND HIGHLIGHTS . . .6

     FUND PERFORMANCE. . . . . . . . 2     FINANCIAL STATEMENTS. . . . . .8

     PORTFOLIO MANAGER Q&A . . . . . 3
--------------------------------------------------------------------------------

Fund performance

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the Fund). The chart at right shows that $1,000,000 invested on February 29, 1996 would have grown to $1,439,009 on December 31, 1997.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $1,000,000 SINCE INCEPTION
FEBRUARY 29, 1996 - DECEMBER 31, 1997

[GRAPH]

           J.P. Morgan Institutional                      Lipper European Region
           European Equity Fund       MSCI Europe Index   Funds Average
--------------------------------------------------------------------------------
Inception         1,000,000                1,000,000            1,000,000
                  1,011,060                1,011,960            1,021,100
                  1,019,100                1,019,280            1,037,950
                  1,035,180                1,027,160            1,064,000
                  1,048,240                1,038,470            1,073,580
                  1,028,140                1,025,460            1,045,340
                  1,052,260                1,055,890            1,075,760
                  1,073,370                1,078,100            1,090,500
                  1,097,490                1,103,140            1,112,310
                  1,150,750                1,159,030            1,161,360
Dec-96            1,176,930                1,181,490            1,185,630
                  1,171,840                1,184,690            1,195,710
                  1,186,090                1,200,340            1,212,090
                  1,228,850                1,239,120            1,239,490
                  1,222,740                1,232,950            1,220,520
                  1,269,580                1,285,600            1,265,190
                  1,327,610                1,349,920            1,320,740
                  1,377,500                1,413,180            1,358,640
                  1,306,070                1,332,440            1,298,720
                  1,431,970                1,461,650            1,405,740
                  1,359,300                1,389,770            1,342,200
                  1,381,820                1,411,120            1,350,250
Dec-97            1,439,010                1,462,700            1,373,210


PERFORMANCE                                      TOTAL RETURNS           AVERAGE ANNUAL TOTAL RETURN
                                                 ---------------------------------------------------
                                                 THREE          SIX            ONE         SINCE
AS OF DECEMBER 31, 1997                          MONTHS         MONTHS         YEAR        INCEPTION*
----------------------------------------------------------------------------------------------------
J.P. Morgan Institutional European Equity Fund    0.49%          8.39%         22.27%         21.89%
MSCI Europe Index                                 0.07%          8.35%         23.80%         22.98%
Lipper European Region Funds Average             -2.30%          4.03%         15.78%         18.23%



PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX WHICH DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A

[PHOTOGRAPH]

Following is an interview with NIGEL F. EMMETT, VICE PRESIDENT, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on February 9, 1998 and reflects Nigel's views on that date.

THE PORTFOLIO ENDED ITS FISCAL YEAR DURING A VERY VOLATILE TIME FOR GLOBAL EQUITY MARKETS. WOULD YOU COMMENT ON WHAT CAUSED THAT TURBULENCE?

NFE: The September through December period saw volatility around the world, in reaction to economic problems and currency devaluations in the Southeast
(SE) Asian region. As you may or may not know, many SE Asian currencies were pegged to the U.S. dollar, meaning their currency values were kept at levels near the value of the U.S. dollar. Throughout the summer, investors began to question the sustainability of those pegs to the U.S. dollar. In other words, based on the overheated and unhealthy economic scenarios in many of these SE Asian countries, investors were understanding that many SE Asian currencies were unjustifiably expensive, and a widespread sell-off of these currencies occurred.

     The selling momentum carried into the last months of the year. That seemed to be the catalyst for investors to scrutinize the world's equity markets, and reprice downward where it was perceived that greater risk actually existed. As a result, October saw a "repricing of risk." While some of the selling was justified and based on investors' understanding that the fundamentals behind the prices were weaker than originally perceived, other selling was more "sympathetic," and occurred despite strong fundamentals. Either way, the world saw a lot of turbulence at the end of 1997.

DESPITE THIS VOLATILITY IN THE WORLD'S EQUITY MARKETS, THE MSCI EUROPE INDEX POSTED A STRONG 1997 RETURN. WHAT WERE THE PRIMARY REASONS FOR EUROPE'S ADVANCE?

NFE: In an environment of generally poor international equity returns in calendar 1997, European equity markets stood out as being among the best performers. The MSCI Europe Index returned 23.80% (in U.S. dollar terms), compared to an overall international equity return of 1.80% (MSCI EAFE Index). European markets benefited from a low interest rate environment, as well as from the trend we've seen over the last couple of years of ongoing mergers and restructurings, and the reduced corporate costs that have resulted.
     What also helped European markets was a good macro-economic picture. European governments have done a very good job of controlling their spending to keep inflation low. They have also used interest rates as a tool to keep inflation rates low, which should help Europe in its competitiveness going forward.

COMMENT ON THE INVESTMENT PERFORMANCE OF THE FUND -- PARTICULARLY IN TERMS OF COUNTRY WEIGHTING AND STOCK SELECTION -- THROUGHOUT THE ANNUAL PERIOD

NFE: As you can see from the overall returns, the Fund outperformed its competition, but was slightly behind its benchmark for the annual period. The two major drags on performance in country allocation terms were underweight positions in the markets of Switzerland and the Netherlands; both had done very well for the year.
     These two markets had been dominated by large blue-chip multinationals, which, as a group, had very strong performance. In the same way we feel the large multinationals in the U.S. have become overvalued, we feel the Swiss and Dutch markets are overvalued as well. It turned out, however, that the large-cap stocks in both these markets performed well. So Fund performance was hurt by its underexposure to these markets. The Portfolio was also hurt by performance in the U.K. market; it had a bias to mid-cap companies -- as we believed they offered better value -- but large-cap stocks continued to outperform.
     On the positive side, however, the Fund did outperform its competitors. One reason is due to successful stock-selection decisions, particularly in Germany and Italy. Even in the U.K., where stock-selection decisions detracted for most of the year, the last quarter saw strong U.K. performance as some of the Portfolio's holdings paid off; specifically, ALLIED COLLOIDS GROUP PLC.
     The Portfolio's position in Allied Colloids is a classic example of where value was uncovered, when a large U.S. chemical company made a bid for Allied Colloids toward the end of 1997. Roughly speaking, the bid was made at around 155 pence; Allied Colloids share price was actually 105 pence at that time. Allied's share price obviously jumped substantially on the back of that bid, and then again, when another bid was made by CIBA Chemicals (a Swiss chemical company) at an even higher share price of 205 pence. So while it would have been nice for the market to have realized the value we already saw in that company earlier, its value was eventually realized. While holding that stock hurt performance in the first nine months of 1997, it provided very strong gains for the Fund in the last quarter.


WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS AS WE MOVE INTO 1998?

NFE: We feel that European equity markets have a very encouraging start to 1998. We believe many European markets will benefit from continued corporate restructuring and takeover activity, as we have already witnessed in the pharmaceutical and insurance industries. These restructurings should produce better profit margins and better earnings growth, which should therefore support higher future valuations.
     Also, Europe continues to head towards European Monetary Union (EMU), which will help keep the region focused on maintaining favorable economic conditions (in the form of controlled government spending, low rates, and low inflation). So all in all, we believe Europe will offer promising prospects for 1998. All these positives should help compensate for whatever negative impact the Asian crisis may have on the European region. While some European companies do have Asian exposure, overall, the benefits of restructuring and the growth in domestic demand in Europe seems to be more than compensating for any problems created by Asia.
     Now, as far as our outlook for specific countries, we still favor the U.K. and Germany, and expect to maintain high exposure there. We believe these markets will benefit most from continued corporate restructurings.

     We are also favoring Ireland; from a top-down, economic perspective, this country continues to exhibit among the strongest GDP growth prospects in Europe. That strong domestic demand should positively influence the Irish stock market. Regarding other smaller markets, we also favor the Spanish and Austrian markets, as we believe individual opportunities exist there. In fact, we think Austrian banks represents some of the best values in the European banking sector.
     Our outlook is less favorable for Switzerland and the Netherlands, as we continue to believe those markets remain overvalued. We are also still somewhat cautious on the Scandinavian markets. Generally speaking, however, we are positive on Europe, and believe promising opportunities will continue to exist in 1998.

Fund facts


INVESTMENT OBJECTIVE

The J.P. Morgan Institutional European Equity Fund seeks to provide a high total return from a portfolio of equity securities of European companies. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in fourteen European countries. As an international investment, the Fund is subject to foreign market, political and currency risks.

--------------------------------------------------------------------------------

COMMENCEMENT OF OPERATIONS
2/29/96

--------------------------------------------------------------------------------

NET ASSETS AS OF 12/31/97
$10,173,934

--------------------------------------------------------------------------------

CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO

The Fund's annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.


Fund highlights
ALL DATA AS OF DECEMBER 31, 1997

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)


[CHART]

United Kingdom    35.1%
France            14.7%
Germany           14.1%
Switzerland       10.1%
Italy              6.9%
Netherlands        4.8%
Sweden             3.8%
Spain              3.4%
Ireland            1.7%
Other countries    5.4%


                                                  % OF TOTAL
LARGEST HOLDINGS                                 INVESTMENTS
------------------------------------------------------------
UNION BANK OF SWITZERLAND (SWITZERLAND)                 3.1%
LLOYDS TSB GROUP PLC (UNITED KINGDOM)                   3.0%
GLAXO WELLCOME PLC (UNITED KINGDOM)                     2.8%
COMPAGNIE GENERALE DES EAUX (FRANCE)                    2.2%
ROCHE HOLDING AG (SWITZERLAND)                          2.2%
ZENECA GROUP PLC (UNITED KINGDOM)                       2.1%
MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT
    AG (GERMANY)                                        1.9%
LUFTHANSA AG (GERMANY)                                  1.6%
NESTLE SA (SWITZERLAND)                                 1.5%
ENI SPA (ITALY)                                         1.4%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

The Fund invests through a master portfolio (another fund with the same objective). The Portfolio invests in foreign securities which are subject to special risks including currency fluctuation and political uncertainty. References to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The European Equity Portfolio
  ("Portfolio"), at value                          $10,152,453
Receivable for Expense Reimbursements                    7,752
Deferred Organization Expenses                           5,592
Prepaid Expenses and Other Assets                       28,227
                                                   -----------
    Total Assets                                    10,194,024
                                                   -----------
LIABILITIES
Shareholder Servicing Fee Payable                          898
Administrative Services Fee Payable                        271
Accrued Trustees' Fees and Expenses                         28
Fund Services Fee Payable                                   12
Accrued Expenses                                        18,881
                                                   -----------
    Total Liabilities                                   20,090
                                                   -----------
NET ASSETS
Applicable to 810,070 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $10,173,934
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $12.56
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $11,477,406
Distributions in Excess of Net Investment Income        (3,926)
Accumulated Net Realized Loss on Investment and
  Foreign Currency Transactions                     (1,592,958)
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                        293,412
                                                   -----------
    Net Assets                                     $10,173,934
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $54,249)                                 $  234,416
Allocated Interest Income                                         18,574
Allocated Portfolio Expenses (Net of
  Reimbursement of $37,349)                                      (87,872)
                                                              ----------
    Net Investment Income Allocated from
      Portfolio                                                  165,118
FUND EXPENSES
Printing Expenses                                  $ 16,845
Registration Fees                                    15,852
Transfer Agent Fees                                  15,085
Professional Fees                                    11,392
Shareholder Servicing Fee                             9,835
Amortization of Organization Expenses                 3,398
Administrative Services Fee                           3,022
Fund Services Fee                                       339
Administration Fee                                      293
Trustees' Fees and Expenses                             149
Insurance Expense                                        41
Miscellaneous                                         2,982
                                                   --------
    Total Fund Expenses                              79,233
Less: Reimbursement of Expenses                     (68,752)
                                                   --------
NET FUND EXPENSES                                                 10,481
                                                              ----------
NET INVESTMENT INCOME                                            154,637
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO               2,287,232
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                      (472,494)
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $1,969,375
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                         FEBRUARY 29,
                                                                             1996
                                                                       (COMMENCEMENT OF
                                                    FOR THE FISCAL      OPERATIONS) TO
                                                      YEAR ENDED         DECEMBER 31,
                                                   DECEMBER 31, 1997         1996
                                                   -----------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $        154,637    $        67,086
Net Realized Gain on Investment and Foreign
  Currency Transactions Allocated from Portfolio          2,287,232             68,912
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations Allocated from Portfolio           (472,494)           765,906
                                                   -----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                          1,969,375            901,904
                                                   -----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (129,345)           (55,253)
Net Realized Gain                                        (1,039,518)           (27,798)
                                                   -----------------   ----------------
    Total Distributions to Shareholders                  (1,168,863)           (83,051)
                                                   -----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold          4,703,845          6,230,075
Reinvestment of Dividends and Distributions                       7             12,575
Cost of Shares of Beneficial Interest Redeemed           (1,861,933)          (530,000)
                                                   -----------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                 2,841,919          5,712,650
                                                   -----------------   ----------------
    Total Increase in Net Assets                          3,642,431          6,531,503
NET ASSETS
Beginning of Period                                       6,531,503                 --
                                                   -----------------   ----------------
End of Period (including distributions in excess
  of net investment income of $3,926 and $3,926,
  respectively)                                    $     10,173,934    $     6,531,503
                                                   -----------------   ----------------
                                                   -----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                        FOR THE PERIOD
                                                                         FEBRUARY 29,
                                                                             1996
                                                                       (COMMENCEMENT OF
                                                    FOR THE FISCAL      OPERATIONS) TO
                                                      YEAR ENDED         DECEMBER 31,
                                                   DECEMBER 31, 1997         1996
                                                   -----------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          11.56    $         10.00
                                                   -----------------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.21               0.12
Net Realized and Unrealized Gain on Investment
  and Foreign Currency                                         2.34               1.59
                                                   -----------------   ----------------
Total from Investment Operations                               2.55               1.71
                                                   -----------------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.17)             (0.10)
Net Realized Gain                                             (1.38)             (0.05)
                                                   -----------------   ----------------
Total Distributions to Shareholders                           (1.55)             (0.15)
                                                   -----------------   ----------------

NET ASSET VALUE, END OF PERIOD                     $          12.56    $         11.56
                                                   -----------------   ----------------
                                                   -----------------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  22.27%             17.10%(a)
Net Assets, End of Period (in thousands)           $         10,174    $         6,532
Ratios to Average Net Assets
  Expenses                                                     1.00%              1.00%(b)
  Net Investment Income                                        1.57%              1.68%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                      1.08%              1.50%(c)

------------------------
(a) Not Annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional European Equity Fund (the "Fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on February 29, 1996. Prior to January 1, 1998, the Trust's and the Fund's names were The JPM Institutional Funds and The JPM Institutional European Equity Fund, respectively.

The Fund invests all of its investable assets in The European Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 68% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The Fund incurred organization expenses in the amount of $11,800. These costs are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

   e) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

   f ) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   g) The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentations of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended December 31, 1997 was to decrease undistributed net investment income by $25,292, increase accumulated net realized loss on investment and foreign currency transactions by $2,898,708 and increase paid-in capital by $2,924,000. The adjustments are attributable to foreign currency gains and net realized gain on transfer of securities as discussed in Note 5 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Net investment income, net realized gains and net assets were not affected by this change.

   h) The Fund incurred approximately $3,000 of foreign currency losses in the period November 1, 1997 to December 31, 1997. These losses were deferred for tax purposes until January 1, 1998.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended December 31, 1997, the fee for these services amounted to $293.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and the other portfolios in which the Trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "Master Portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended December 31, 1997, the fee for these services amounted to $3,022.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.00% of the average daily net assets of the Fund through April 30, 1998. For the fiscal year ended December 31, 1997, Morgan has agreed to reimburse the Fund $68,752 for expenses under this agreement.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1997, the fee for these services amounted to $9,835.

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $339 for the fiscal year ended December 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, the J.P. Morgan Funds, the Master Portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $68.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                                        FOR THE PERIOD
                                                                         FEBRUARY 29,
                                                                             1996
                                                                       (COMMENCEMENT OF
                                                    FOR THE FISCAL      OPERATIONS) TO
                                                      YEAR ENDED         DECEMBER 31,
                                                   DECEMBER 31, 1997         1996
                                                   -----------------   ----------------
Shares sold......................................           383,974            614,762
Reinvestment of dividends and distributions......                 1              1,112
Shares redeemed..................................          (138,759)           (51,020)
                                                   -----------------   ----------------
Net Increase.....................................           245,216            564,854
                                                   -----------------   ----------------
                                                   -----------------   ----------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

4. AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the Fund are in the Portfolio, the Portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement is $100,000,000. Prior to January 26, 1998, the maximum borrowing under the Agreement was $150,000,000. The Agreement expires on May 27, 1998, however, the Fund and unaffiliated lenders as parties to the Agreement will have the ability to extend the Agreement and continue their participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowing outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of December 31, 1997.

5. OTHER MATTERS

Prior to December 12, 1997, the Fund invested in the Portfolio along with another registered management investment company and a non-U.S. fund both managed by Morgan. On December 12, 1997, the non U.S. fund withdrew its interest in the Portfolio through an in-kind withdrawal amounting to $472,588,477. The withdrawal did not create a taxable event to the Fund or reduce the net assets of the Fund, but did reduce the net assets of the Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional European Equity Fund
(formerly The JPM Institutional European Equity Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional European Equity Fund (one of the series constituting part of J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds), hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 29, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 23, 1998

The European Equity Portfolio
Annual Report December 31, 1997

(The following pages should be read in conjunction with the J.P. Morgan Institutional European Equity Fund
Annual Financial Statements)

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
COMMON STOCK (100.8%)
AUSTRIA (0.3%)
Voest-Alpine Technologie AG (Electrical
  Equipment).....................................        300   $     45,483
                                                               ------------

BELGIUM (1.6%)
Algemene Maatschappij voor Nijverheidskredit NV
  (Financial Services)...........................      1,000         50,472
Arbed SA (Metals & Mining).......................        600         65,587
Delhaize-Le Lion SA (Retail).....................        650         32,983
PetroFina SA (Oil-Production)....................        260         95,965
                                                               ------------
                                                                    245,007
                                                               ------------

FINLAND (1.1%)
Rautaruukki OYJ (K Shares) (Metals & Mining).....      6,700         54,137
UPM-Kymmene OYJ (Forest Products & Paper)........      5,600        112,093
                                                               ------------
                                                                    166,230
                                                               ------------

FRANCE (15.4%)
AXA-UAP (Insurance)..............................      1,715        132,762
Carrefour Supermarche SA (Retail)................        286        149,279
Compagnie de Saint Gobain SA (Building
  Materials).....................................        703         99,913
Compagnie Financiere de Paribas (Financial
  Services)......................................      1,815        157,790
Compagnie Generale des Eaux (Utilities)..........      2,427        338,884
Dexia France (Financial Services)................        955        110,647
Elf Aquitaine SA (Oil-Services)..................      1,000        116,359
Eridania Beghin-Say SA (Food, Beverages &
  Tobacco).......................................        400         62,568
France Telecom SA (Telecommunication
  Services)+.....................................      4,000        145,150
L'Air Liquide SA (Chemicals).....................        668        104,599
Lagardere S.C.A. (Multi - Industry)..............      1,950         64,504
PSA Peugeot Citroen (Automotive).................        605         76,331
Sanofi SA (Pharmaceuticals)......................      1,445        160,933
SEITA (Food, Beverages & Tobacco)................      1,000         35,905
SGS Thomson Microelectronics NV (Electronics)+...      1,251         77,461
Societe Generale (Banking).......................        452         61,610

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
FRANCE (CONTINUED)
Synthelabo (Pharmaceuticals).....................        722   $     90,252
Thomson CSF (Electronics)........................      2,552         80,473
Total SA (Oil-Services)..........................      1,111        120,964
Union des Assurances Federales (Insurance).......        367         48,194
Usinor SA (Metals & Mining)......................      5,026         72,601
                                                               ------------
                                                                  2,307,179
                                                               ------------

GERMANY (12.2%)
Bilfinger & Berger Bau AG (Construction &
  Housing).......................................      2,290         71,067
Continental AG (Automotive)......................      7,160        158,090
Deutsche Bank AG (Banking).......................      1,700        120,075
Deutsche Pfandbrief-und Hypothekenbank AG
  (Banking)......................................         99          5,869
Douglas Holding AG (Retail)......................        936         28,267
Dresdner Bank AG (Banking).......................      1,580         72,935
Hannover Rueckversicherungs AG (Insurance).......        751         70,170
Henkel KGaA (Chemicals)..........................      1,139         63,980
Lufthansa AG (Airlines)..........................     13,480        258,648
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)....................................        800        301,661
SAP AG (Computer Software).......................        650        197,562
Schering AG (Pharmaceuticals)....................        900         86,844
SGL Carbon AG (Chemicals)........................        400         51,612
Siemens AG (Electrical Equipment)................      3,000        177,693
SKW Trostberg AG (Chemicals).....................      1,000         31,757
VEBA AG (Utilities)..............................      2,000        136,259
                                                               ------------
                                                                  1,832,489
                                                               ------------

IRELAND (1.8%)
Allied Irish Banks PLC (Banking).................      9,695         93,966
CRH PLC (Building Materials).....................      3,265         38,253
Elan Corp. PLC (Spon. ADR) (Pharmaceuticals)+....        600         30,713
Greencore Group PLC (Food, Beverages &
  Tobacco).......................................      6,647         31,265
Irish Life PLC (Insurance).......................      5,188         29,800
Jefferson Smurfit Group PLC (Forest Products &
  Paper).........................................     13,726         38,737
                                                               ------------
                                                                    262,734
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
ITALY (7.0%)
Banco Ambrosiano Veneto SPA (Banking)............     29,000   $     56,589
Edison SPA (Utilities)...........................     12,000         72,625
ENI SPA (Oil-Services)...........................     40,000        226,924
Istituto Bancario San Paolo di Torino
  (Banking)......................................     12,000        114,706
Istituto Mobiliare Italiano SPA (Financial
  Services)......................................     12,000        142,534
Istituto Nazionale Delle Assicurazioni
  (Insurance)....................................    100,000        202,772
Mediaset SPA (Broadcasting & Publishing).........     20,000         98,303
Mediolanum SPA (Financial Services)..............      2,587         48,726
Telecom Italia SPA - RNC (Telecommunication
  Services)......................................     20,000         88,235
                                                               ------------
                                                                  1,051,414
                                                               ------------

NETHERLANDS (5.1%)
Aegon NV (Insurance).............................      1,065         94,825
Ispat International NV (Metals & Mining)+........      1,479         31,983
Koninklijke Ahold NV (Retail)....................      2,044         53,338
Moeara Enim Petroleum MIJ NV (Oil-Services)......         34         60,043
Moeara Enim Petroleum MIJ NV (New shares)
  (Oil-Services).................................          5        114,195
Philips Electronics NV (Electronics).............      1,818        109,050
Royal Dutch Petroleum Co. (Oil-Services).........      3,398        186,559
Unilever NV (Food, Beverages & Tobacco)..........      1,800        110,989
                                                               ------------
                                                                    760,982
                                                               ------------

NORWAY (1.4%)
Kvaerner ASA (Series B) (Capital Goods)..........      2,200        102,358
Norsk Hydro ASA (Oil-Services)...................      1,000         48,764
Nycomed Amersham PLC (Biotechnology)+............      1,813         65,908
                                                               ------------
                                                                    217,030
                                                               ------------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------

SPAIN (3.6%)
Acerinox SA (Metals & Mining)....................        268   $     39,756
Banco Bilbao Vizcaya SA (Banking)................      5,051        163,379
Banco Popular Espanol SA (Banking)...............        760         53,105
Cortefiel SA (Retail)............................      1,318         26,461
Hidroelectrica del Cantabrico SA (Electric)......        720         31,556
Iberdrola SA (Electric)..........................      9,995        131,483
Repsol SA (Gas Exploration)......................      1,463         62,392
Vallehermoso SA (Real Estate)....................      1,032         31,620
                                                               ------------
                                                                    539,752
                                                               ------------

SWEDEN (4.0%)
Astra AB (B Shares) (Pharmaceuticals)............      4,875         82,025
Autoliv, Inc. (SDR) (Automotive Supplies)........      5,710        186,031
Incentive AB (B Shares) (Pharmaceuticals)........      1,200        108,440
Skandia Forsakrings AB (Insurance)...............      2,608        123,097
SKF AB (B Shares) (Capital Goods)................      1,900         40,470
Svenska Handelsbanken (Banking)..................      1,500         51,895
                                                               ------------
                                                                    591,958
                                                               ------------

SWITZERLAND (10.6%)
ABB AG (Machinery)...............................         66         83,034
BELL AG BASEL (Food, Beverages & Tobacco)........        141         47,852
Holderbank Financiere Glarus AG (Building
  Materials).....................................         80         65,380
Liechtenstein Global Trust AG (Banking)..........        150         93,072
Nestle SA (Food, Beverages & Tobacco)............        160        240,129
Novartis AG (Pharmaceuticals)....................        100        162,490
Roche Holding AG (Pharmaceuticals)...............         34        338,123
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)....................................         34         63,685
Union Bank of Switzerland (Banking)..............        339        490,876
                                                               ------------
                                                                  1,584,641
                                                               ------------

UNITED KINGDOM (36.7%)
Allied Colloids Group PLC (Chemicals)............     25,414         69,415
Associated British Foods PLC (Food, Beverages &
  Tobacco).......................................      3,100         27,034

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
UNITED KINGDOM (CONTINUED)
Bass PLC (Food, Beverages & Tobacco).............      5,500   $     85,704
BAT Industries PLC (Food, Beverages & Tobacco)...      9,700         88,612
Billiton PLC (Metals & Mining)+..................     30,400         78,031
British Airways PLC (Airlines)...................     12,100        111,492
British Petroleum Co. PLC (Oil-Services).........     16,866        223,506
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)..................................      8,100         60,774
British Telecommunications PLC
  (Telecommunications)...........................     26,800        211,545
Burmah Castrol PLC (Oil-Production)..............      2,900         50,675
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco).......................................     11,300        114,250
Compass Group PLC (Food, Beverages & Tobacco)....      7,300         89,966
Diageo PLC (Food, Beverages & Tobacco)...........     18,600        170,467
Glaxo Wellcome PLC (Pharmaceuticals).............     18,100        432,276
Glynwed International PLC (Metals & Mining)......     21,421         91,287
Great Universal Stores PLC (Retail)..............      8,700        109,796
Hanson PLC (Building Materials)..................     11,300         50,503
HSBC Holdings PLC (75p) (Banking)................      7,800        202,779
Hyder PLC (Water)................................      5,116         81,485
Kingfisher PLC (Retail)..........................      7,700        107,691
Lloyds TSB Group PLC (Banking)...................     35,960        468,651
Lucas Varity PLC (Automotive Supplies)...........     39,300        139,028
MEPC PLC (Real Estate)...........................      9,100         76,064
MFI Furniture Group PLC (Household Products).....     33,892         67,198
National Power PLC (Electric)....................      1,796         17,731
Nycomed Amersham PLC (Biotechnology).............      1,200         44,663
Pilkington PLC (Building Materials)..............     26,600         55,804
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
UNITED KINGDOM (CONTINUED)
Prudential Corp. PLC (Insurance).................      9,600   $    117,109
Racal Electronic PLC
  (Telecommunications-Equipment).................     23,900        104,998
Rank Group PLC (Entertainment, Leisure &
  Media).........................................      8,600         47,970
Reed International PLC (Broadcasting &
  Publishing)....................................     10,000         95,433
RMC Group PLC (Building Materials)...............      3,300         46,805
Royal & Sun Alliance Insurance Group PLC
  (Insurance)....................................     13,000        131,122
Royal Bank of Scotland Group PLC (Banking).......     14,900        190,294
RTZ Corp. PLC (Metals & Mining)..................      3,865         47,728
Sainsbury (J.) PLC (Retail)......................     18,807        158,748
Scottish Power PLC (Electric)....................      6,900         61,081
Shell Transport & Trading Co. (Oil-Services).....     16,900        118,737
Smith & Nephew PLC (Medical Supplies)............     16,200         47,980
Standard Chartered PLC (Banking).................      6,200         66,310
Tomkins PLC (Multi - Industry)...................     19,400         91,932
Unilever PLC (Food, Beverages & Tobacco).........     12,600        108,574
Vickers PLC (Capital Goods)......................     24,100         93,584
Vodafone Group PLC (Telecommunications)..........     29,300        212,125
Wessex Water PLC (Water).........................     12,200        102,979
Zeneca Group PLC (Pharmaceuticals)...............      9,500        337,097
                                                               ------------
                                                                  5,507,033
                                                               ------------
  TOTAL COMMON STOCK (COST $13,413,138)..........                15,111,932
                                                               ------------

PREFERRED STOCK (2.4%)
AUSTRIA (1.1%)
Bank Austria AG (Banking)+.......................      3,724        165,435
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
GERMANY (1.3%)
AXA Colonia Konzern AG (Insurance)...............        900   $     86,093
Jungheinrich AG (Machinery)......................        350         52,557
ProSieben Media AG (Broadcasting &
  Publishing)+...................................        817         38,168
Volkswagen AG (Automotive).......................         30         12,881
                                                               ------------
                                                                    189,699
                                                               ------------
  TOTAL PREFERRED STOCK (COST $357,275)..........                   355,134
                                                               ------------

RIGHTS (0.3%)
ITALY (0.3%)
Banco Ambrosiano Veneto SPA, Expiring 01/02/98,
  (right to shares & warrants) (Banking)+........     28,500         35,625
Banco Ambrosiano Veneto SPA, Expiring 01/02/98,
  (right to convertible bonds) (Banking)+........     28,500          3,853
                                                               ------------
                                                                     39,478
                                                               ------------
  TOTAL RIGHTS (COST $0).........................                    39,478
                                                               ------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   ------------
WARRANTS (1.2%)
GERMANY (1.2%)
Veba International Finance, Expiring 04/06/98
  (Utilities)+...................................        240   $    110,787
Volkswagen AG, Expiring 10/27/98 (Automotive)+...        270         76,433
                                                               ------------
                                                                    187,220
                                                               ------------
  TOTAL WARRANTS
   (COST $79,202)................................                   187,220
                                                               ------------
TOTAL INVESTMENTS
  (COST $13,849,615) (104.7%)...............................     15,693,764
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.7%)...............
                                                                   (701,543)
                                                               ------------
NET ASSETS (100.0%).........................................   $ 14,992,221
                                                               ------------
                                                               ------------

------------------------------
Note: Based on the cost of investments of $13,853,149 for federal income tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $2,434,151 and $593,536, respectively, resulting in net unrealized appreciation of $1,840,615.

+ - Non-income producing securities.

Spon. ADR - Sponsored American Depository Receipt

SDR - Swedish Depository Receipt

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
                                                                    PERCENT OF
                                                                    PORTFOLIO
                                                                    ----------
Banking..........................................................       16.3%
Pharmaceuticals..................................................       11.7%
Insurance........................................................        8.9%
Oil-Services.....................................................        8.4%
Food, Beverages & Tobacco........................................        7.7%
Retail...........................................................        4.2%
Utilities........................................................        4.2%
Financial Services...............................................        3.2%
Metals & Mining..................................................        3.1%
Telecommunications...............................................        2.7%
Airlines.........................................................        2.4%
Building Materials...............................................        2.3%
Automotive Supplies..............................................        2.1%
Automotive.......................................................        2.1%
Chemicals........................................................        2.0%
Broadcasting & Publishing........................................        1.9%
Electronics......................................................        1.7%
Electric.........................................................        1.5%
Capital Goods....................................................        1.5%
Telecommunication Services.......................................        1.5%
Electrical Equipment.............................................        1.4%
Computer Software................................................        1.2%
Water............................................................        1.2%
Multi-Industry...................................................        1.0%
Forest Products & Paper..........................................        1.0%
Machinery........................................................        0.9%
Real Estate......................................................        0.7%
Telecommunications-Equipment.....................................        0.7%
Household Products...............................................        0.4%
Biotechnology....................................................        0.4%
Construction & Housing...........................................        0.4%
Gas Exploration..................................................        0.4%
Oil-Production...................................................        0.3%
Medical Supplies.................................................        0.3%
Entertainment, Leisure & Media...................................        0.3%
                                                                    ----------
                                                                       100.0%
                                                                    ----------
                                                                    ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $13,849,615 )           $15,693,764
Receivable for Investments Sold                      1,598,673
Receivable for Expense Reimbursement                    58,185
Dividends Receivable                                    32,269
Deferred Organization Expenses                           9,720
Prepaid Trustees' Fees                                      19
Prepaid Expenses and Other Assets                       10,036
                                                   -----------
    Total Assets                                    17,402,666
                                                   -----------
LIABILITIES
Payable to Custodian                                 2,064,507
Custody Fee Payable                                    196,575
Advisory Fee Payable                                   128,551
Administrative Services Fee Payable                      5,927
Fund Services Fee Payable                                  561
Accrued Expenses                                        14,324
                                                   -----------
    Total Liabilities                                2,410,445
                                                   -----------

NET ASSETS
Applicable to Investors' Beneficial Interests      $14,992,221
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $3,463,688 )                                                  $  12,743,649
Interest Income (Net of Foreign Withholding Tax
  of $43 )                                                             1,227,939
                                                                   -------------
    Investment Income                                                 13,971,588
EXPENSES
Advisory Fee                                       $   3,879,040
Custodian Fees and Expenses                            1,104,843
Administrative Services Fee                              184,239
Professional Fees and Expenses                            55,441
Fund Services Fee                                         21,837
Administration Fee                                        14,117
Trustees' Fees and Expenses                               10,520
Printing Expenses                                          7,981
Amortization of Organization Expenses                      6,676
Insurance Expense                                            204
Miscellaneous                                                  2
                                                   -------------
    Total Expenses                                     5,284,900
Less: Reimbursement of Expenses                          (58,185)
                                                   -------------
NET EXPENSES                                                           5,226,715
                                                                   -------------
NET INVESTMENT INCOME                                                  8,744,873
NET REALIZED GAIN (LOSS) ON
  Investment Transactions (including $4,802,639
    net realized gain from futures contracts)        214,374,485
  Foreign Currency Transactions                       (1,010,604)
                                                   -------------
    Net Realized Gain                                                213,363,881
NET CHANGE IN UNREALIZED DEPRECIATION OF
  Investments                                       (110,198,297)
  Foreign Currency Contracts and Translations            (23,726)
                                                   -------------
    Net Change in Unrealized Depreciation                           (110,222,023)
                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $ 111,886,731
                                                                   -------------
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 1997   DECEMBER 31, 1996
                                                   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       8,744,873   $      9,485,132
Net Realized Gain on Investment and Foreign
  Currency Transactions                                  213,363,881         28,212,359
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and Foreign
  Currency Translations                                 (110,222,023)        75,161,064
                                                   -----------------   -----------------
    Net Increase in Net Assets Resulting from
      Operations                                         111,886,731        112,858,555
                                                   -----------------   -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                            230,293,076        276,685,442
Withdrawals                                           (1,017,256,734)      (131,367,814)
                                                   -----------------   -----------------
    Net Increase (Decrease) from Investors'
      Transactions                                      (786,963,658)       145,317,628
                                                   -----------------   -----------------
    Total Increase (Decrease) in Net Assets             (675,076,927)       258,176,183
NET ASSETS
Beginning of Fiscal Year                                 690,069,148        431,892,965
                                                   -----------------   -----------------
End of Fiscal Year                                 $      14,992,221   $    690,069,148
                                                   -----------------   -----------------
                                                   -----------------   -----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                                                            MARCH 28, 1995
                                                                                           (COMMENCEMENT OF
                                                    FOR THE FISCAL      FOR THE FISCAL      OPERATIONS) TO
                                                      YEAR ENDED          YEAR ENDED         DECEMBER 31,
                                                   DECEMBER 31, 1997   DECEMBER 31, 1996         1995
                                                   -----------------   -----------------   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.88%               0.84%              0.90%(a)
  Net Investment Income                                        1.47%               1.65%              1.67%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                      0.01%                 --                 --
Portfolio Turnover                                               65%                 57%                36%(b)
Average Broker Commissions                         $         0.0237    $         0.0230                 --

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Portfolio (the "Portfolio") is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of European companies. The Portfolio commenced operations on March 28, 1995. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in European markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in European countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

   b) The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
      exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees, and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At December 31, 1997, the Portfolio had no open forward foreign currency contracts.

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At December 31, 1997, the Portfolio had no open futures contracts.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

   f) The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   g) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

   h) The Portfolio incurred organization expenses in the amount of $33,000. These costs are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

   i) Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.65% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 1997 such fees amounted to $3,879,040.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended December 31, 1997, the fee for these services amounted to $14,117.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and J.P. Morgan Series Trust in accordance with the following annual

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
      schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the fiscal year ended December 31, 1997, the fee for these services amounted to $184,239.

      In addition, Morgan has agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 1.00% of the average daily net assets of the Portfolio through April 30, 1998. For the fiscal year ended December 31, 1997, Morgan has agreed to reimburse the Portfolio $58,185 for the expenses that exceeded this limit.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $21,837 for the fiscal year ended December 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the Master Portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $4,400.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended December 31, 1997 were as follows:

                      COST OF               PROCEEDS
                     PURCHASES             FROM SALES
                    ------------          ------------
                    $362,455,602          $637,902,752

4. CREDIT AGREEMENT

The Portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the Fund's Notes to Financial Statements which are included elsewhere in this report.

5. OTHER MATTERS

On December 12, 1997, the Portfolio received a withdrawal request in the amount of $472,588,477 as discussed in Note 5 of the Fund's Notes to Financial Statements which are included elsewhere in this report. This amount is included in Withdrawals shown on the Statement of Changes in Net Assets. The withdrawal which was made in-kind by transferring certain assets and liabilities, including securities, directly to a non-U.S. fund resulted in a net realized gain on transfer of the securities in the amount of $97,478,979, which is included in Net Realized Gain on Investment Transactions in the Statement of Operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The European Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The European Equity Portfolio (one of the portfolios comprising part of The Series Portfolio, hereafter referred to as the "Portfolio") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended and for the period March 28, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 23, 1998

J.P. MORGAN INSTITUTIONAL FUNDS

     FEDERAL MONEY MARKET FUND

     PRIME MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     GLOBAL STRATEGIC INCOME FUND

     INTERNATIONAL BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     SHORT TERM BOND FUND

     TAX EXEMPT BOND FUND

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:
         INSTITUTIONAL SHARES

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     EMERGING MARKETS EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     JAPAN EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.


J.P. Morgan
Institutional
European Equity
Fund


ANNUAL REPORT
DECEMBER 31, 1997